SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 1999


                                HEALTHSTAR CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-19499                     91-1934592
----------------------------       -----------               -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


15720 North Greenway-Hayden Loop, Suite 1,
          Scottsdale, Arizona                                      85260
 ----------------------------------------                        ----------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (480) 451-8575


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     SALE OF NATIONAL HEALTH BENEFITS & CASUALTY CORP. ("NHBC")

     On December 30, 1999, HealthStar Corp. ("we" or "us") sold all of the assets of its wholly owned subsidiary National Health Benefits & Casualty Corp. ("NHBC") to Carlmont Capital Group, Inc., a privately held company based in Chula Vista, California. We made this sale pursuant to the terms of an Asset Purchase Agreement, dated December 28, 1999 by and among us, National Health Benefits & Casualty Corp. and Carlmont Capital Group, Inc.

     In this transaction, we sold all of the assets of NHBC and we received as consideration $1,500,000 in cash at closing and an earnout agreement that may provide up to an additional $300,000 in cash, based on cash flows of NHBC over the next 18 months. We used $1,350,000 of the cash proceeds to pay down indebtedness owed to Harris Trust and Savings Bank, which has now been reduced to $1,325,000. In connection with the pay down, Harris Bank agreed to extend the maturity date of the Company's credit facility to February 29, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (b)  Pro Forma Financial Information (unaudited)

          (i)   Pro Forma Condensed Consolidated  Balance Sheet  (September  30,
                1999);

          (ii) Pro Forma Condensed Consolidated Statement of Operations (Year ended March 31, 1999);

          (iii) Pro Forma Condensed Consolidated Statement of Operations (For Six Months ended September 30, 1999); and

          (iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

     (c)  Exhibits

          Exhibit No.

          10.1 Asset Purchase Agreement by and among National Health Benefits & Casualty Corp., HealthStar Corp. and Carlmont Capital Group, Inc. dated December 28, 1999.

          99.1   Pro Forma Financial Information identified of Item 7(b).

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHSTAR CORP.,
                                        a Delaware corporation


Date January 13, 2000                   By /s/ Steven A. Marcus
                                           -------------------------------------
                                           Steven A. Marcus
                                           Vice President and Chief Financial
                                           Officer

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
                                  EXHIBIT INDEX

EXHIBIT NO.

   10.1 Asset Purchase Agreement by and among National Health Benefits & Casualty Corp., HealthStar Corp. and Carlmont Capital Group, Inc. dated December 28, 1999.

   99.1     Pro Forma Financial Information identified of Item 7(b).

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